Risk Management and Hedging Activities Risk Management and Hedging Activities - MEC - Collateral and Contingent Features (Details) - MidAmerican Energy Company [Member] - Commodity Contract [Member] - USD ($)
$ in Millions
	Dec. 31, 2015	Dec. 31, 2014
Derivative [Line Items]
Derivative, Net Liability Position, Aggregate Fair Value	$ 66	$ 52
Additional Collateral, Aggregate Fair Value	55	36
Collateral Already Posted, Aggregate Fair Value	$ 0	$ 0